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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     FEBRUARY 4, 2005
                                                     ---------------------------

                               CRAWFORD & COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

        1-10356                                           58-0506554
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(Commission File Number)                       (IRS Employer Identification No.)


5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                            30342
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 (Address of Principal Executive Offices)                             (Zip Code)

                                 (404) 256-0830
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

        On February 1, 2005, Crawford & Company (the "Company") entered into a Change of Control and Severance Agreement with Thomas W. Crawford, President and Chief Executive Officer of the Company. The agreement provides in the event that Mr. Crawford's employment with the Company is terminated due to the Company being bought or sold such that there is a material change in control, the Company agrees to provide eighteen (18) months of Mr. Crawford's then current base salary. Additionally, all stock options granted to Mr. Crawford will immediately vest and become exercisable for a ninety (90) day period following the date of termination. The agreement also provides that in the event Mr. Crawford is terminated by Crawford in his first year of employment, for reasons other than cause, he will be provided severance compensation equal to six (6) months of his then current base salary. The agreement also provides that, prior to the severance amounts being paid and options vesting, that the Company and Mr. Crawford agree to mutually acceptable terms of confidentiality, non-solicitation, cooperation and other reasonable and customary terms of a severance agreement at the time of his termination of employment. Mr. Crawford became President and Chief Executive Officer of the Company September 1, 2004.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On February 1, 2005, the Board of Directors of Crawford & Company (the "Company") elected James D. Edwards as a Director of the Company increasing the size of the Board to eight (8).



Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits

        The following exhibit is filed herewith:

        Exhibit Number     Descriptions

        10.1 Change of Control and Severance Agreement, dated February 1, 2005, between Thomas W. Crawford and Crawford & Company


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRAWFORD & COMPANY


                                           By:   /s/ Peter J. Rescigno
                                           -------------------------------------
                                                 Peter J. Rescigno
                                                 Senior Vice President - General
                                                 Counsel & Corporate Secretary



Dated: February 4, 2005